Restructuring Charges	12 Months Ended
Dec. 31, 2022
Restructuring and Related Activities [Abstract]
Restructuring Charges	Restructuring Charges During the years ended December 31, 2022 and 2021, the Company incurred restructuring charges of $2.7 million and $3.2 million, respectively. The restructuring charges primarily relate to severance costs resulting from the reorganization and realignment of employees supporting the Company as a result of the Stonepeak Transaction